UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

LANDCADIA HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2018
____________________

LANDCADIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a copy of an updated investor presentation that will be used by Landcadia Holdings, Inc., a Delaware corporation (the “Company”), in connection with its previously announced business combination (the “Business Combination”) with Waitr Incorporated, a Louisiana corporation (“Waitr”).

In addition, on August 2, 2018, Waitr issued a press release regarding recent business highlights, a copy of which is furnished as Exhibit 99.2 hereto.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection the Business Combination, as these materials will contain important information about Waitr, the Company and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

The Company, its directors and executive officers, and Jefferies LLC may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Waitr and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and Waitr’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Waitr’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Waitr’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of May 16, 2018, by and among the Company, Landcadia Merger Sub Inc. and Waitr (the “Merger Agreement”) or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against the Company and Waitr following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Waitr or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation, dated August 2018.
99.2	Waitr Incorporated Press Release, dated August 2, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDCADIA HOLDINGS, INC.

	By:	/s/ Richard H. Liem
Name: Richard H. Liem
Title: Vice President and Chief Financial Officer

Dated: August 2, 2018

Exhibit 99.1

Potential Business Combination between Landcadia Holdings, Inc. and Waitr Incorporated August 2018

Important Information

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Landcadia Holdings, Inc. ("Landcadia") or Waitr Incorporated ("Waitr") or any of Landcadia's or Waitr's affiliates. The Investor Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the "Business Combination"), as contemplated in the Agreement and Plan of Merger (the "Merger Agreement"), of Landcadia and Waitr and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Landcadia and Waitr assume no obligation to update the information in this Investor Presentation.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Landcadia intends to file a preliminary proxy statement and a definitive proxy statement with the United States Securities and Exchange Commission ("SEC"). Landcadia's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection the Business Combination, as these materials will contain important information about Waitr, Landcadia and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Landcadia as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

Landcadia, its directors and executive officers, and its sponsors, Fertitta Entertainment, Inc. and Jefferies Financial Group Inc. (f/k/a Leucadia National Corporation), may be deemed participants in the solicitation of proxies from Landcadia's stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Landcadia is contained in Landcadia's annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Waitr and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Landcadia in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Landcadia's and Waitr's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Landcadia's and Waitr's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Landcadia's and Waitr's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against Landcadia and Waitr following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Landcadia or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (5) the inability to obtain or maintain the listing of the post-acquisition company's ordinary shares on The Nasdaq Stock Market following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Waitr or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under "Risk Factors" therein, and in Landcadia's other filings with the SEC. Landcadia cautions that the foregoing list of factors is not exclusive. Landcadia cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Landcadia does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Industry and Market Data

In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Waitr competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Preliminary Results

The financial results presented in this investor presentation are preliminary and unaudited. They are subject to the completion and finalization of Waitr's financial and accounting procedures, and reflect management's estimate based solely upon information available to management as of the date of this investor presentation. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full quarter financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

Projected Financial Information

This presentation contains financial forecasts, including with respect to Waitr's gross food sales and revenue for Waitr's fiscal years 2018-2020. These financial forecasts were prepared in good faith by Landcadia and Waitr on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with GAAP. Neither Landcadia's nor Waitr's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Waitr's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Waitr or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Trademarks

As of the date of this presentation, Waitr had two trademarks registered in the United States, including "Waitr." This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation are listed without the TM, SM, © and ® symbols, but Waitr will assert, to the fullest extent under applicable law, its rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

WAITR / Landcadia 2

3 / Landcadia Delivering On Landcadia’s Investment Thesis x Restaurant ordering and food delivery technology platform x Massive underpenetrated market x Tremendous organic growth x Actionable acquisition opportunities to drive scale x Great customer experience and differentiated value proposition for restaurant partners x Capital efficient model with strong unit economics – with a proven track record x Significant operating leverage on par with industry leaders x Highly complementary with Landcadia’s sponsors

4 / Landcadia Landcadia Brings Industry Expertise And Strong Sponsorship x Access to Tilman J. Fertitta and the Landry’s management team x Immediate access to restaurants to seed new growth markets x Promotion of Waitr as a delivery partner within Fertitta’s portfolio of over 4 million loyalty members across Landry’s restaurants and Golden Nugget Casinos x Tilman J. Fertitta will drive elevated media exposure nationally and in strategic markets for Waitr x Partnership with NBA Houston Rockets - over 10 million Facebook followers alone

Summary Transaction Terms
($ and shares in millions, except per share values)

Transaction Terms

- Pro-forma enterprise value of $388 million
  - Implied 2018E revenue multiples of 5.8x - 6.3x(1)
  - Implied 2019E revenue multiples of 3.0x - 3.2x(2)
- $141 million of cash to fund growth initiatives and for general corporate purposes
- Existing Waitr owners receive total consideration of $308 million(3)
  - Transaction consideration includes $75 million of cash and 22.5 million of shares in Landcadia at close(4)

Sources & Uses

Sources of Funds	
LCA Cash	$235.6 (3)
Waitr Rollover Equity	225.0
Total Sources	**$460.6**

Uses of Funds	
Cash to existing Waitr Shareholders	$75.0
Fund Balance Sheet	140.6
Waitr Rollover Equity	225.0
Estimated Fees & Expenses	20.0
Total Uses	**$460.6**

Pro-Forma Illustrative Enterprise Value at Close

Pro-Forma Shares Outstanding	52.8
LCA Illustrative Price per Share	$10.00
Equity Value	$528.2
Less: Pro Forma Cash	140.6
Pro-Forma Enterprise Value	**$387.6**

Illustrative Post-Transaction Ownership Breakdown

Pro Forma Ownership - Fully Diluted		%
LCA Shares	23.3 (5)	44%
Waitr Rollover Shares	22.5	43%
LCA Founder Shares	6.3	12%
Waitr Unvested Options	0.8 (4)	2%
Total Shares Outstanding	**52.8**	

(1) Assumes 2018E net revenue (excl. gratuity) of $62M - $67M.
(2) Assumes 2019E net revenue (excl. gratuity) of $120M - $130M.
(3) Assumes no redemptions in connection with the vote to approve the business combination. Includes gross cash in trust at 5/31/18, net of 1.7 mm shares redeemed in connection with the extension. Minimum cash consideration is $50.0M less the aggregate Waitr convertible note cash out amount, less the aggregate cash amount payable to the non-accredited Waitr stockholders. The total number of shares outstanding will increase as the cash to existing shareholders decreases.
(4) Approximately 793,000 unvested options of Waitr will be rolled over into new options issued by Landcadia.
(5) Includes 638,561 shares owned by Landcadia's sponsors as of December 31, 2017 or 1.2% of the pro forma entity.

WAITR / Landcadia 5

6 / Landcadia Comparable Company Benchmarking 2018E & 2019E Revenue Growth Source: Company filings and Capital IQ as of 7/31/18. (1) Waitr multiples assume a pro forma enterprise value at close of $387.6M. (2) Net revenue excludes gratuity. 2018 Median: 40% 125%+ 44% 41% 39% 33% 90%+ 28% 40% 30% 21% 5.8x - 6.3x 11.4x 11.0x 10.3x 7.1x 3.0x - 3.2x 9.0x 7.9x 7.9x 5.9x 2018E & 2019E Revenue Multiple (1) 2018 Median: 10 .7x 2019 Median: 7.9x Operating and Trading Metrics 2019 Median: 29% 2018E Implied Revenue: $62M - $67M (2) 2019E Implied Revenue: $120M - $130M (2)

7 / Landcadia Company Overview

8 / Landcadia Orders Waitr Has Accomplished A Great Deal In A Short Period Of Time 2014 2015 2016 2017 2018E Founded 2013 Launched 1 st Market in Lake Charles in late 2014 Launched 2 nd Market in Lafayette in April 2015 Launched 3 rd Market in Baton Rouge in January 2016 3 11 24 45+ markets markets markets markets Begin Grocery Delivery March 2017 7.7M Cumulative Orders 25 Markets Profitable January 2017 1M Cumulative Orders 2013 21,300 June 2018 10,000 September 2017 5,000 January 2017 1,000 March 2016 Orders Per Day (1) (1) Monthly average.

9 / Landcadia Waitr Investment Highlights 9 Massive Restaurant Delivery Market Is Underpenetrated And Moving Online Leading Position In Our Current Markets With A Marketplace Model And Proven Expansion Strategy Strong Value Proposition To Customers And Restaurants Powered By A Differentiated Proprietary Technology Platform High Growth Business Model Built In A Capital Efficient Manner Partnership With Landcadia Is Expected To Accelerate Growth And Entrench Competitive Positioning 1 2 3 4 5 6

10 / Landcadia Massive Restaurant Delivery Market Is Underpenetrated And Moving Online …Creating A Massive Addressable Market Consumers Are Moving Online… Online Restaurant Delivery Is Expected To Double … With Restaurants Following Suit … 6% 11% 2016 2022E $520B Total U.S. Restaurant Industry $13B Current U.S. Online Restaurant Delivery $220B Total U.S. Restaurant Industry Off - Premise (1) Source: Wall Street Research. (1) Includes drive - thru. Online Restaurant Delivery Revenue As A % Of Total Restaurant Industry Off - Premise (1) $13B $32B U.S. Market Size Shopping Transportation Hospitality Digital Media / /

11 / Landcadia Waitr Focuses On A Massive Underserved Market Core market represents 35% of U.S. restaurants Number of U.S. Restaurants By Market Population (1) 179K 177K 205K 28K Top 10 11 - 50 51 - 500 500+ 15% 85% 11-50 51-500 Market Ranking by Population Waitr Targets Underserved Tier Two and Three Markets Restaurants On Waitr’s Platform By Market Population Rank (1) Source: U.S. Census Bureau, Bureau of Labor Statistics.

12 / Landcadia Waitr’s Marketplace Platform Connects Consumers And Restaurants Restaurants x Higher Average Order Value And Incremental Orders x Deep Restaurant Integration x Rich Customer Data 5,900+ Restaurants Under Contract (2) x Discovery x Convenience x Personalization Consumers 678K+ Active Diners (1) (1) Diners who have placed an order over the past 12 months as of Q2 2018. (2) As of 6/30/18. (3) Number of drivers who were active in Q2 2018. Drivers x Primarily W - 2 Employees With Scheduled Hours 7,500+ Active Drivers (3)

13 / Landcadia Supporting Waitr’s Restaurant Customers: Its Drivers Background - checked , trusted partners Ability to schedule and optimize performance Quality control for demeanor, appearance, safety Readily identifiable and uniformed Stable jobs enhance reputation in community Every driver interviewed in - person with city team

14 / Landcadia Waitr Has Created A Great Consumer Experience For Online Discovery And Ordering Personalize your experience 2 Choose Your Order & Customize With Add - Ins 4 Pick your location 1 Enjoy 6 Track Your Order 5 Discover New Restaurants 3

15 / Landcadia Our Focus Is On Full Service Restaurants ~ $35 $16 - 20 ~ $6 QSR Delivery QSR Dine-In Leading To Higher Net Revenue Per Order ~ $10 ~ $8 QSR Delivery (1) (1) Source: Wall Street Research. (1) Includes Gratuity and delivery fees. QSR Delivery calculated as average meal delivery value of $9 - 12, plus $5 delivery fee and $ 2 - 3 average tip per equity research. (2) Based on delivery economics of one of Waitr’s major competitors. (2) Average Order Value Net Revenue Per Order Our business model encourages restaurant buy - in and generates more net revenue per order A Better Business Model

Delivering A Differentiated Experience For Restaurants

Partnership Focused
Restaurant Experience

- ✓ Upfront restaurant investment
- ✓ Menu onboarding & photography
- ✓ In-market local team support

Attractive Pricing
For Restaurants

- ✓ Most attractive transaction pricing
  - 15% commission versus ~30% at competitors
- ✓ ~2 – 4 week restaurant payback on upfront investment

Partner Marketing
To Restaurants

- ✓ Access to our marketing resources
- ✓ In-store marketing collateral
- ✓ Actionable data insights & analytics

Customer Service
And Driver Relationships

- ✓ Dedicated restaurant support
- ✓ Live consumer support
- ✓ Professionally branded drivers

Substantial Uplift For Waitr's Restaurant Partners

1.95x more sales per restaurant(1)

Market Cohorts Three Years on Platform vs One Year on Platform

(1) For period Q2 2018.

WAITR / Landcadia

16

17 / Landcadia A Growing List Of Leading Restaurant Partners Waitr is Focused on Serving Local Independent Restaurants And Supports Regional and National Chains and Franchises 5,900+ Restaurants Under Contract Note: As of 6/30/18.

How Waitr Launches And Grows New Markets

Phase 0

Pre-launch markets

- ~$200K average cost
- 1 new market launched every 2 weeks
- Identification of markets and key restaurant partners
- Building supply and stimulating early demand, awareness, app installs
- Launch with 40+ restaurants
- 1:1 driver to restaurant initially
- City Manager for driver operations

Phase 1

0-100 Orders per day

- Rapid growth in restaurants and users
- Optimizing orders per driver in the field

Phase 2

100-1,000 Orders per day

- Market breakeven ~350 orders per day
- Word of mouth increases restaurant interest
- Managing orders per driver in the field
- Hire more drivers to handle increase in volume

Phase 3

1,000+ Orders per day

- Sustainable profitability in market
- Order per driver per hour, driving margin into the system

Average number of days for new markets:

Phase 0	Phase 1	Phase 2
60	6	30-90

WAITR / Landcadia

18

19 / Landcadia New Market Opportunities 2015 2016 2017 2018E 2019E x Proximity: 11 states with major interstate connectivity, 105 million people, 32% of US addressable population x Population Size: 50,000 - 750,000 x Other Factors: • Leverage Waitr Restaurant Partner Network • Restaurant Spending per Capita x Tip Credit: many states count tips toward wages x Competitive Presence: focus on the underserved market in secondary and tertiary cities ~200 New Markets Identified within this Footprint 8 30 20 8 8 4 6 2 1 4 6 5 9 3 7 4 8 Interstate 16 31 2 2 1 3 4 4 4 5 6 7 8 9 8 8 8 6 20 30 Total Number of Markets Served by Year: Current Business Plan Note: As of Q2 2018. 34 3 10 24 45+ 70+

20 / Landcadia Note: Date shown below market represents date launched. Late 2014 January 2016 November 2017 Days to reach 1,000 Cumulative Orders Improving Launches In New Markets 76 32 12 6 Lake Charles Baton Rouge Birmingham Jackson June 2017

21 / Landcadia #1 #2 #3 #4+ Waitr Is Winning Versus The Competition Market Rank by Number of Restaurants on Platform in Each Market #1 Columbus, GA Google Trends Web Search Interest Source: Google Trends. Note: Shown as 8 - week moving average; information from 6/30/2016 through 6/30/2018. Note: Defined by the number of restaurants served by Company in market vs. Grubhub , UberEats and BeyondMenu . Based on company websites. New Orleans, LA Baton Rouge, LA Mobile, AL / Pensacola, FL Launched January 2016 Launched July 2016 Launched February 2018 Launched June 2017 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18 6/16 12/16 6/17 12/17 6/18

22 / Landcadia Waitr Outperforms The Competition Share of June 2018 sales in cities where Waitr operates 0% 10% 20% 30% 40% 50% Competitor 4 Competitor 3 Competitor 2 Competitor 1 Market Share Average Monthly Customer Retention (1) : 30% Source: Second Measure. (1) Weighted average one year monthly customer retention for customers who made their first purchase with each company between Ju ly 2016 and June 2018. (2) Industry includes top five competitors that overlap with Waitr’s markets. Industry Average : 21% (2) 40%+ outperformance versus competition

23 / Landcadia Experienced Founder - Led Management Team Dave Pringle Chief Financial Officer Chris Meaux Co - Founder & Chief Executive Officer Meaux’s 2 Geaux Tyson Queen Director of Sales & Marketing Coco Pahl Head of Product Evan Diaz de Arce Co - founder, Finance Addison Killebrew Co - founder, Chief Innovation Officer Sonny Mayugba Chief Marketing Officer Travis Boudreaux Director of Software Engineering Manuel Ramirez Co - Founder, Chief Architect Joe Stough Chief Strategy Officer

24 / Landcadia Financial Highlights

25 / Landcadia Waitr Financial Highlights 25 Note: As of Q2 2018. (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Net revenue excludes gratuity payments. (3) On a net revenue basis Massive Growth Continues 130%+ Q2 2018 Year - Over - Year Gross Food Sales (1) Growth 1 Proven Market Economics and Marketplace Model With Positive Contributions in 25 of 34 Markets 2 Strong Gross Profit with ~ 30% Gross Margin to Net Revenue (2) 3 Proven Customer Return On Investment With Over 10x Lifetime Value (3) / Customer Acquisition Cost 4 Capital Efficient Business Model With Only ~$26M In Capital Raised To Date 5

26 / Landcadia 1,099 3,742 2,129 5,933 2016 2017 Q2'17 Q2'18 Contracted Restaurants Rapid Growth And Scale (1) Restaurant retention calculated using historical restaurant churn since inception. Excludes restaurant closures. (2) Diners who have placed an order over the past 12 months. (3) Diner retention is quarterly as of Q1 2018. 118 419 243 679 2016 2017 Q2'17 Q2'18 Active Diners (2) 874 3,400 781 1,865 2016 2017 Q2'17 Q2'18 Orders (in thousands) (in thousands) 139% Y - o - Y Growth 90% Retention (3) 99% Retention (1)

27 / Landcadia Number of Orders per Quarter by Annual Market Cohort (1) Continued Improvements In Market Cohorts (in thousands) (1) Annual market cohort refers to all markets established by Waitr in a respective year. 2015 2016 2017 2018 0 100 200 300 400 500 600 700 800 900 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Orders per Quarter Quarters Since Market Launch

28 / Landcadia Gross Margin Average Orders per Day 2017 2016 2015 Market Cohort Note: YTD as of Q2 2018; Gross Margin defined as gross profit / adjusted net revenue (excluding pass through gratuity). Cost of sales primarily consists of driver costs, payroll and expenses for city - level teams and credit card processing fees. 2018 12 7 2 Profitable Gross Margin 4 Proven Market Contribution – Gross Margin 500+ (40%) (20%) 0% 20% 40% 60% 80%

29 / Landcadia High Growth Profile Net Revenue Growth: Gross Food Sales (1) ($ Millions) (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Net revenue excludes gratuity payments. Net Revenue (2) Gross Food Sales Growth: 115%+ 90%+ 275%+ 70%+ 125%+ 90%+ 170%+ ~70%+ <$10 ~$27 $62 - $67 $120 - $130+ $200 - $220+ 2016 2017 2018E 2019E 2020E ~$30 ~$120 $260 - $280 $500+ $850+ 2016 2017 2018E 2019E 2020E

30 / Landcadia ~$30 ~$120 $216 $263 $260 - 280 2016 2017 Q1 2018 Run Rate Q2 2018 Run Rate 2018E Q2 Update Net Revenue Growth: Gross Food Sales (1) ($ Millions) (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Run rate gross food sales and orders calculated as Q1 2018 actual numbers multiplied by four. (3) Run rate gross food sales and orders calculated as Q2 2018 actual numbers multiplied by four. 125%+ 100%+ 170%+ ~70%+ Number of Restaurants 1,099 3,742 4,670 5,933 ~7,000 Number of Orders 874 thousand 3.4 million 6.1 million 7.5 million 7.5 - 8.0 million Number of Markets 10 24 29 34 45+ (2) (3)

Exhibit 99.2

Waitr Incorporated Reports Recent Business Highlights

Strong 2Q18 Revenue Growth, Increased Outlook for Full Year 2018

LAKE CHARLES, LA, August 2, 2018 —Waitr Incorporated (“Waitr”) today reported recent business highlights for the second quarter ended June 30, 2018.

As previously announced, Waitr has entered into an agreement for a business combination with Landcadia Holdings, Inc. (Nasdaq: LCA) (“Landcadia”), a special purpose acquisition company, which is expected to be completed later this year.

Highlights

•	Gross food sales[1] for the second quarter of 2018 increased 136% over the comparable quarter of 2017, which drove a year-over-year increase in revenue of 229% for the same period. Due to the strong second quarter results, Waitr is increasing its revenue outlook for full year 2018 to between $62 million and $67 million, up from its previous outlook of between $60 million and $65 million.
•	Waitr is now in 34 markets, up from 15 markets in the second quarter of 2017 and 29 markets in the first quarter of 2018.
•	Waitr now has 5,933 contracted restaurants, up 179% from the second quarter of 2017.
•	Waitr now has 678,818 active diners,[2] up 179% from the second quarter of 2017.

"We are very pleased with the results in the second quarter,” said Chris Meaux, founder and Chief Executive Officer of Waitr. “These results exceeded our expectations, allowing us to increase our outlook for the year. Our partnership with Landry’s has also helped to accelerate our growth during the quarter. We currently have 57 of Landry’s restaurants on our platform and expect to add additional restaurants by the end of the year. We believe that our strong position in our current markets, proven expansion strategy, strong value proposition to customers and restaurants, differentiated proprietary technology platform and high growth business model built in a capital efficient manner has positioned us well for the long term.”

“We are excited about the pending merger with Landcadia which we expect will provide us with the capital to accelerate our growth in our current markets, expand into new markets and take advantage of potential opportunistic acquisitions,” continued Meaux. “We are on track to complete the proposed transaction later this year.”

1 Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees.

2 Active diners represents diners who have placed an order over the past 12 months.

Full Year 2018 Outlook

	Updated Outlook	Previous Outlook
Gross food sales	Between $260 million and $280 million	Between $255 million and $275 million
Revenue	Between $62 million and $67 million	Between $60 million and $65 million
Markets	45+	45+

Landcadia has posted an updated presentation including the business highlights presented herein at www.landcadiaholdings.com.

Preliminary Results

The financial results presented in this press release are preliminary and unaudited. They are subject to the completion and finalization of Waitr’s financial and accounting procedures, and reflect management’s estimate based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full quarter financial statements prepared in accordance with generally accepted accounting principles in the United States of America.

About Landcadia Holdings, Inc.

Landcadia Holdings, Inc. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Waitr Incorporated

Founded in 2013 and based in Lake Charles, Louisiana, Waitr is a leader in on-demand food ordering and delivery. Its platform connects local restaurants to hungry diners in underserved markets in America’s heartland. Waitr is the most convenient way to discover, order and receive great food from the best local restaurants and national chains. Today, Waitr has 5,933 restaurant partners in over 230 cities in the Southeast U.S.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Landcadia intends to file a preliminary proxy statement and a definitive proxy statement with the Securities and Exchange Commission (“SEC”). Landcadia’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Waitr, Landcadia and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Landcadia as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

Landcadia and its directors and executive officers may be deemed participants in the solicitation of proxies from Landcadia’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Landcadia is contained in Landcadia’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Landcadia Holdings, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available.

Waitr and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Landcadia in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Landcadia’s and Waitr’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Waitr’s full year 2018 outlook and Landcadia’s and Waitr’s expectations regarding the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Landcadia’s and Waitr’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed business combination (the “Merger Agreement”), (2) the outcome of any legal proceedings that may be instituted against Landcadia and Waitr following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Landcadia or other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Waitr or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Landcadia’s other filings with the SEC. Landcadia cautions that the foregoing list of factors is not exclusive. Landcadia cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Landcadia does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts:

Investors
WaitrIR@icrinc.com

or

Media
WaitrPR@icrinc.com